Connors Hedged Equity Fund

A series of the Connors Fund

Institutional Class: CVRDX

Supplement dated July 1, 2025
to the Prospectus of the Fund, dated March 30, 2025

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus. This Supplement supersedes any information to the contrary in the Prospectus.

Effective immediately, the corresponding disclosure in the section entitled “PERFORMANCE SUMMARY” beginning on page 6 of the Prospectus of the Connors Hedged Equity Fund is replaced with the following:

Performance Table Average Annual Total Returns

(For the year ended December 31, 2024)

Class I Shares	One Year	Since Inception(1)
Return Before Taxes	18.28%	9.26%
Returns After Taxes on Distributions	17.88%	9.03%
Returns After Taxes on Distributions and Sale of Fund Shares	11.11%	7.18%
S&P 500® Total Return Index(2)	25.02%	10.96%
CBOE S&P 500® BuyWrite Index(3)	20.12%	6.83%
(1)	The Fund commenced operations on January 19, 2022.
(2)	The S&P 500® Total Return Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Investors cannot invest directly in an index.
(3)	The CBOE S&P 500 BuyWrite IndexSM (BXM) is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM) “covered” call option, generally on the third Friday of each month. An investor cannot invest directly in an index.

Effective immediately, the final sentence in the sub-section entitled “The Investment Adviser” in the section entitled “FUND MANAGEMENT” beginning on page 14 of the Prospectus of the Connors Hedged Equity Fund is replaced with the following:

A discussion of the factors considered by the Board in its approval of the Fund’s Advisory Agreement with the Adviser, including the Board’s conclusions with respect thereto, is available in the Fund’s annual report for the year ended November 30, 2024.

This Supplement and the Fund’s existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.connorsinvestor.com/mutualfund or by calling 1-833-601-2676.